UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 4, 2026

AGL PRIVATE CREDIT INCOME FUND

(Exact Name of Registrant as Specified in Its Charter)

814-01782

(Commission File Number)

Delaware	99-4917603
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

535 Madison Avenue, 24th Floor,

New York, NY 10022

(Address of principal executive offices) (Zip code)

(212) 973-8600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On September 4, 2026, AGL Private Credit Income Fund (the “Fund”) entered into a third amendment (the “Amendment”) to the Loan Facility (as defined below), among the Fund, as borrower, the Administrative Agent (as defined below), and each of the lenders party thereto, amending that certain Revolving Credit Agreement, dated as of October 18, 2024 (as amended by that certain Lender Joinder and First Amendment to Revolving Credit Agreement dated as of December 26, 2024, and that certain Second Amendment to Revolving Credit Agreement, dated as of September 17, 2025, the “Loan Facility”), among, inter alios, the Fund, as borrower, the lenders from time to time party thereto and Société Générale, as administrative agent, sole lead arranger and letter of credit issuer (in such capacities, the “Administrative Agent”). Capitalized terms used but not defined in this current report have the meanings set forth in the Loan Facility.

Among other things, the parties have agreed in the Amendment to extend the stated maturity date of the Loan Facility from September 16, 2026 to September 3, 2027 and to reduce the pricing on the Loan Facility to (a) with respect to any loan (other than a reference rate loan), an annual rate of one hundred eighty-five (185) basis points (1.85%) and (b) with respect to any reference rate loan, an annual rate of eighty-five (85) basis points (0.85%). By its terms, the Amendment also obligates the Fund to pay an upfront fee equal to (a) twenty-five (25) basis points (0.25%) per annum of the committed lender amounts and (b) twelve and one-half (12.5) basis points (0.125%) per annum of the uncommitted lender amounts, in each case pro-rated from September 16, 2026 through the new stated maturity date.

The description above is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to a copy of the Amendment, which is filed as Exhibit 10.1 to, and incorporated by reference in, this current report on Form 8-K.

Item 2.03. Creation of Direct Financial Obligation

The information included under Item 1.01 above regarding the Loan Facility is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

d)	Exhibits.

Exhibit No.	Description
10.1	Third Amendment to the Revolving Credit Agreement dated as of September 4, 2026, by and among the Fund, as borrower, the Administrative Agent and the lenders party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 9, 2026

AGL PRIVATE CREDIT INCOME FUND
By:	/s/ Taylor Boswell
Taylor Boswell
Chief Executive Officer